Summary prospectus

Macquarie VIP Pathfinder Moderately Aggressive — Managed Volatility Series — Service Class

May 1, 2025

Before you invest, you may want to review the Series’ statutory prospectus (and any supplements thereto), which contains more information about the Series and its risks. You can find the Series’ statutory prospectus and other information about the Series, including its statement of additional information and most recent reports to shareholders, online at macquarie.com/mam/vip-literature. You can also get this information at no cost by calling 800 523-1918. The Series’ statutory prospectus and statement of additional information, both dated May 1, 2025 (and any supplements thereto), are incorporated by reference into this summary prospectus.

What is the Series’ investment objective?

Macquarie VIP Pathfinder Moderately Aggressive—Managed Volatility Series seeks to provide growth of capital, but also to seek income consistent with a moderately aggressive level of risk as compared to the other Macquarie VIP Pathfinder Managed Volatility Series, while seeking to manage volatility of investment return.

What are the Series’ fees and expenses?

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	Service
Management fees	0.20%
Distribution and service (12b-1) fees	none
Other expenses	0.13%
Acquired fund fees and expenses	0.87%[1]
Total annual series operating expenses	1.20%[2]
Fee waivers and expense reimbursements	(0.09%)[3]
Total annual series operating expenses after fee waivers and expense reimbursements	1.11%

[1]

Acquired fund fees and expenses sets forth the Series' pro rata portion of the cumulative expenses charged by the Underlying Funds (defined below) in which the Series invested during the last fiscal year. The actual acquired fund fees and expenses will vary with changes in the allocations of the Series' assets. These expenses are not direct costs paid by Series shareholders, and are not used to calculate the Series' NAV.

[2]

The Total annual series operating expenses ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired fund fees and expenses.

[3]

The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual series operating expenses from exceeding 0.24% of the Series’ average daily net assets from May 1, 2025 through April 30, 2026. These waivers and reimbursements may only be terminated by agreement of the Manager and the Series.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager's expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Summary prospectus

Class	Service
1 year	$113
3 years	$372
5 years	$651
10 years	$1,447

Portfolio turnover

The Series does not incur transaction costs, such as commissions, when it buys and sells shares of underlying funds, but it could pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in the annual series operating expenses or in the example, affect the Series' performance. During the most recent fiscal year, the Series' portfolio turnover rate was 51% of the average value of its portfolio.

What are the Series’ principal investment strategies?

Macquarie VIP Pathfinder Moderately Aggressive — Managed Volatility Series seeks to achieve its objective by investing primarily in various Macquarie Funds (Underlying Funds) and by utilizing a volatility management strategy that is intended to manage volatility of the Series' equity returns. The Manager manages the Series' investments in the Underlying Funds and other assets that are not part of the volatility management strategy. An investment subadviser, Securian Asset Management, Inc. (Securian AM), manages the volatility management strategy of the Series.

Under normal circumstances, the Manager allocates approximately 90-95% (although such amounts may be higher than 95%, depending upon market conditions) of the Series' assets among asset classes so that approximately 55-85% of the value of this portion of the Series' assets are in equities (with a maximum of 30% allocated to international/global stocks) and approximately 15-45% of this portion of the Series' assets are in fixed income (including cash). The Series implements this allocation by investing primarily in the Underlying Funds. The Series typically will invest in Standard Class shares of an Underlying Fund. To the extent an Underlying Fund does not offer Standard Class shares, the Series generally will invest in Service Class shares of such Underlying Fund. Shorter-term allocations may vary from the target ranges described above. For the most current list of Underlying Funds in which the Series invests, please see the Series' most recent shareholder report or Series holdings disclosures. For more information about the investment strategies and risks of an Underlying Fund, see such Underlying Fund's prospectus.

The Series allocates its remaining assets to a volatility management strategy that is intended to manage the volatility of the Series' equity returns in an attempt to stabilize the equity returns of the Series. Securian AM does not intend to attempt to manage the volatility of the Series' fixed-income returns. Securian AM executes this volatility management strategy by increasing or reducing, through the use of exchange-traded futures contracts on certain equity indexes, the Series' exposure to equity assets. For example, when the recent historical volatility of the equity portion of the Series is relatively high, Securian AM will seek to reduce the Series' exposure to equity assets by either selling exchange-traded futures contracts (taking short positions in such contracts) or reducing its long positions in exchange-traded futures contracts. When the recent historical volatility of the equity portion of the Series is relatively low, Securian AM will seek to increase the Series' exposure to equity assets by either purchasing exchange-traded futures contracts (taking long positions in such contracts) or reducing its short positions in exchange-traded futures contracts. Volatility is a statistical measurement of the magnitude of fluctuations in the value of a financial instrument or index over time. Volatility may result in rapid and dramatic price swings.

The amount of Series assets allocated to the volatility management strategy typically will, under normal circumstances, range between 5-10% (although such amounts may be lower than 5%, depending upon market conditions) of the market value of the Series' assets, which will consist primarily of assets maintained as margin for those futures contracts and also may include cash held for use in the strategy. Shorter-term allocations may vary from this 5-10% range. In order to maintain its derivatives positions in the volatility management strategy, the Manager may, from time to time, sell certain Series assets, which may include redemption of shares of Underlying Funds.

The use of exchange-traded futures contracts may have the effect of introducing leverage into the Series, since the amount required to enter into such contracts is small in relation to the investment exposure of such contracts. Although the amount of the Series' assets allocated to the volatility management strategy typically will range between 5-10%, the volatility management strategy may seek to increase or decrease the Series' exposure to equity assets by a substantial amount when the recent historical volatility in the equity portion of the Series is relatively high or low and create investment exposure greater than the amount of assets used to implement the strategy. However, the Series' overall exposure to equity assets as a result of investing in exchange-traded futures contracts within the volatility management strategy typically will not exceed the maximum equity allocation shown below or decrease the Series' overall exposure to equity assets below 20% of the Series' assets.

These allocations are projections only and may be changed by the Manager from time to time. Actual allocations are not limited to the ranges described above and may vary. The Manager monitors the Series' holdings and cash flow and will periodically adjust the Series' asset allocation in to realign it with the Series' risk profile and investment strategies. The Manager evaluates the Series' asset allocation on an ongoing basis in view of its risk profile and strategies. This means that allocation changes will be made as needed in the view of the Manager. The Manager applies a long-term investment horizon with respect to the Series; therefore, allocation changes may not be made in response to short-term market conditions. The Series does not intend to actively trade among the Underlying Funds, nor does it intend to attempt to capture short-term market opportunities.

By owning shares of the Underlying Funds, the Series indirectly holds a well-diversified mixture of both growth-oriented and value-oriented US and international/global stocks and, to a lesser extent, a mixture of investment-grade and non-investment-grade corporate bonds, US government securities and money market instruments. Although the majority of the Series' indirect stock holdings are of US and foreign large-capitalization companies, the Series is likely to have some exposure to mid- and small-capitalization companies.

The Series is intended for investors who want to maximize returns over the long term, who have a tolerance for possible short-term losses and who seek some additional diversification but also seek to manage the volatility of their investment.

What are the principal risks of investing in the Series?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series’ portfolio. An investment in the Series may not be appropriate for all investors. The Series’ principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Asset allocation risk — The risk associated with the allocation of a series’ assets amongst varying underlying styles. Portfolio managers may make investment decisions independently of one another, and may make conflicting investment decisions which could be detrimental to a series’ performance. There is a risk that the allocation of assets may skew toward a category or underlying fund that performs poorly relative to other categories or funds, or to the market as a whole, which could result in a series performing poorly.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in an unanticipated direction. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a series may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Fund of funds risk — The ability of a fund of funds to meet its investment objective is directly related to its investments in underlying funds and the ability of those funds to meet their investment objectives. A fund of funds’ share price will likely change daily based on the performance of the underlying funds in which it invests. In general, a fund of funds is subject to the same risks as those of the underlying funds it holds.

Equity funds risk. The Series invests in underlying equity funds that are subject to market risk. Market risk is the risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Bond funds risk. The Series invests in underlying fixed income funds that are subject to fixed income risk. Fixed income risk is the risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A series may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.

Foreign risk — The risk that investments in foreign securities (particularly those of issuers in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Investment company securities risk — The risk that when a series invests in another investment company, shareholders of the series bear their proportionate share of the other investment company’s fees and expenses as well as their share of the series’ fees and expenses, which could result in the duplication of certain fees. Investment in other investment companies also typically reflects the risks of the types of securities in which the investment companies invest.

Leveraging risk — The risk that certain portfolio transactions, such as reverse repurchase agreements, short sales, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivatives instruments, may give rise to leverage, causing a series to be more volatile than if it had not been leveraged, which may result in increased losses to the series.

Managed volatility strategy risk — The risk that the investment manager may be unsuccessful in managing volatility and that the portfolio may experience a high level of volatility in its returns. The series' holdings are subject to price volatility, and the series may not be any less volatile than

Summary prospectus

the market as a whole and could be more volatile. In addition, there can be no guarantee that the series will achieve its goal of managing the volatility of its equity returns. Furthermore, while the management of volatility seeks competitive returns with more consistent volatility, the management of volatility does not ensure that the series will deliver competitive returns. Additionally, even if successful, the series' management of volatility also may generally result in the series' NAV increasing to a lesser degree than the markets (e.g., in a rising market with relatively high volatility) or decreasing to a greater degree than the market (e.g., in a declining market with relatively low volatility). The series' managed volatility strategy may expose the series to losses (some of which may be sudden) to which it would not have otherwise been exposed if it invested only in Underlying Funds. Additionally, the derivatives used by the investment manager to hedge the value of the series are not identical to the Underlying Funds, and as a result, the series' investment in derivatives may decline in value at the same time as the series' investment in Underlying Funds. The investment manager does not intend to attempt to manage the volatility of the series' fixed-income returns. It is possible that the fixed-income portion of the series, whose volatility would not be managed by the volatility management strategy, could become more volatile than the equity portion of the series.

Other risks applicable to a fund of funds structure — There are other risks associated with a fund of funds structure. The Manager has the authority to select and replace underlying funds. The Manager is subject to a potential conflict of interest in doing so because the Manager serves as the investment manager to the affiliated underlying funds and the advisory fees paid by some of the affiliated underlying funds are higher than fees paid by other underlying funds. It is important to note, however, that the Manager has a fiduciary duty to the Series and must act in the Series' best interests.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a series has valued them.

Active management and selection risk — The risk that the securities selected by a series’ management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Macquarie VIP Pathfinder Moderately Aggressive — Managed Volatility Series performed?

The bar chart and table below provide some indication of the risks of investing in the Series. The bar chart shows changes in the Series’ performance from year to year and the table shows how the Series’ average annual total returns for the 1-, 5-, and 10-year periods compare with those of broad measures of market performance and additional indexes with characteristics relevant to the Series. On April 30, 2021, the Series became part of the Macquarie Funds and Delaware Management Company became the Series’ investment manager. The returns shown from before April 30, 2021 are from the Series’ prior investment manager. The Series’ past performance is not necessarily an indication of how the Series will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Series’ most recently available month-end performance by calling 800 523-1918 or by visiting our website at macquarie.com/mam/vip-performance.

Performance reflects all Series expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

Calendar year-by-year total return (Service Class)

During the periods illustrated in this bar chart, Service Class’s highest quarterly return was 10.47% for the quarter ended December 31, 2020, and its lowest quarterly return was -13.29% for the quarter ended March 31, 2020.

Average annual total returns for periods ended December 31, 2024

	1 year	5 years	10 years
Service Class	8.73%	6.41%	6.19%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)*	25.02%	14.53%	13.10%
Bloomberg US Aggregate Index (reflects no deduction for fees, expenses, or taxes)*	1.25%	-0.33%	1.35%
Current Blended Benchmark (reflects no deduction for fees, expenses, or taxes)**	13.18%	8.36%	8.25%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	23.81%	13.86%	12.55%
MSCI EAFE Index (net) (reflects no deduction for fees or expenses)	3.82%	4.73%	5.20%
MSCI EAFE Index (gross) (reflects no deduction for fees, expenses, or taxes)	4.35%	5.24%	5.71%
Bloomberg US Credit Index (reflects no deduction for fees, expenses, or taxes)	2.03%	0.23%	2.29%
Bloomberg 1-3 Year US Government/Credit Index (reflects no deduction for fees, expenses, or taxes)	4.36%	1.58%	1.63%

* In connection with new regulatory requirements, effective December 31, 2024, the Series changed its broad-based securities market benchmark indices to the S&P 500 Index and Bloomberg US Aggregate Index. Although the S&P 500 Index and Bloomberg US Aggregate Index can be considered broadly representative of the overall securities market applicable to the Series, the Series will continue to show the performance of the Current Blended Benchmark for comparative purposes because the Manager believes it is more representative of the Series' investment universe.

** The Current Blended Benchmark is computed using a combination of 50% Russell 3000 Index +25% MSCI EAFE Index + 20% Bloomberg U.S. Credit Index + 5% Bloomberg 1-3 Year US Government/Credit Index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Who manages the Series?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Series
Aaron Young	Managing Director, Senior Portfolio Manager - Global Multi-Asset	October 2016

Sub-advisors

Securian Asset Management, Inc. (Securian AM)

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) serves as sub-advisor for the Series. MIMAK works together with the Manager to make the day-to-day investment decisions for the Series and to determine the Series' asset allocation.

Portfolio managers	Title with MIMAK	Start date on the Series
Stefan Löwenthal, CFA	Managing Director, Head of Global Multi-Asset	November 2021

Summary prospectus

Portfolio managers	Title with MIMAK	Start date on the Series
Jürgen Wurzer, CFA	Managing Director, Deputy Head of Global Multi-Asset	November 2021

Purchase and redemption of Series shares

Shares are sold, directly or indirectly, to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Tax information

The dividends and distributions paid from the Series to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Series must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Series through a broker/dealer or other financial intermediary (such as an insurance company), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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VIPSUM-MVPMAG 4/25